                                                                   EXHIBIT 99.44

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                             (deal as a whole)
                                Wtd Avg         Percent of      Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Current Balance   Current Balance    GWAC    % MI   FICO      DTI     LTV
--------  ---------   ---   ---------------   ---------------    ----    ----   ----      ---     ---
  500        524     > 65%     175,770.31          1.98%        7.95169        514.32    40.50    78.79
  525        549     > 65%     170,998.02          2.69%        7.79953        537.42    40.84    79.73
  550        574     > 65%     185,841.79          5.53%        7.40502        562.18    40.49    83.75
  575        599     > 70%     157,555.22          8.10%        7.38335        587.81    40.11    84.84
  600        624     > 70%     169,474.51         12.20%        7.09760        612.23    40.51    84.44
  625        649     > 70%     176,872.29         17.74%        7.01108        637.84    41.21    84.27
  650        674     > 80%     134,793.03          6.74%        7.68469        661.71    40.63    92.74
  675        699     > 80%     131,254.95          4.07%        7.61296        686.71    40.62    92.91
  700        724     > 80%     112,163.89          2.38%        7.88838        710.59    41.04    93.35
  725        749     > 85%      96,842.86          1.14%        7.97866        736.29    38.62    95.36
  750        774     > 85%      99,304.78          0.78%        7.99825        760.04    38.48    95.57
  775        799     > 85%      92,551.29          0.31%        7.96387        786.29    40.94    96.34
  800        max     > 85%     179,612.37          0.03%        6.56061        804.25    39.47    92.38

FICO Low  FICO High  % SFD  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
--------  ---------  -----  -----  -----------  ----------  ---------  ------------  ----------
  500        524     79.69  10.13    100.00        76.33      12.74       10.93         0.00
  525        549     76.03  11.16     98.23        79.08       9.88       11.04         0.00
  550        574     80.62  11.79     98.63        71.08       9.28       19.64         0.14
  575        599     73.39  15.39     98.99        78.84       9.19       11.97         6.03
  600        624     71.94  13.34     97.48        63.71      16.59       19.69        17.81
  625        649     71.21  13.93     95.23        51.68      11.80       36.52        19.31
  650        674     72.35  11.72     91.81        58.95      14.28       26.78        18.21
  675        699     68.47  12.51     88.36        52.41      13.54       34.05        19.39
  700        724     67.30  11.28     87.01        54.38       9.46       36.16        10.05
  725        749     63.42  18.41     90.56        46.33      12.26       41.41        16.12
  750        774     62.09  17.82     82.74        63.93       6.78       29.29         6.39
  775        799     68.76   9.80     77.06        75.59       0.63       23.78        10.66
  800        max     20.94   9.78    100.00        90.22       0.00        9.78        69.28

                                Wtd Avg        Percent of       Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
LTV Low   LTV High    DTI   Current Balance  Current Balance     GWAC    % MI   FICO      DTI     LTV
-------   --------    ---   ---------------  ---------------     ----    ----   ----      ---     ---
   60%       64%     > 50%     209,119.45         0.18%         6.77197        631.81    52.04    62.45
   65%       69%     > 50%     247,460.40         0.35%         6.50356        626.67    52.84    67.78
   70%       74%     > 50%     272,155.70         0.57%         6.58822        621.72    52.32    72.54
   75%       79%     > 50%     221,013.02         0.76%         6.52579        633.88    53.07    77.18
   80%       84%     > 50%     229,288.37         3.14%         6.50026        643.41    52.51    80.52
   85%       89%     > 50%     223,505.38         1.09%         6.83717        616.49    52.29    86.14
   90%       94%     > 50%     215,045.02         1.33%         7.06045        642.89    52.88    90.66
   95%       99%     > 50%     213,417.34         1.12%         7.35967        633.97    53.25    95.05
  100%       max     > 50%

LTV Low   LTV High   % SFD  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------   --------   -----  -----  -----------  ----------  ---------  ------------  ----------
   60%       64%     78.64  13.29     95.24        74.98       0.00       25.02         0.00
   65%       69%     77.24   0.00     93.97        66.58      10.22       23.20         0.00
   70%       74%     73.92   3.80     92.05        64.05      21.45       14.49         9.70
   75%       79%     70.89  13.62     87.60        72.23      12.52       15.25         2.39
   80%       84%     63.95  19.67     94.67        63.92      16.73       19.35         4.67
   85%       89%     71.99  12.59     91.51        83.46       5.06       11.48         4.45
   90%       94%     67.03   9.28     84.19        77.41      10.26       12.33        10.09
   95%       99%     72.35  16.99     82.51        83.67      14.08        2.24         3.42
  100%       max

                                 Wtd Avg       Percent of       Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low   DTI High   FICO   Current Balance  Current Balance     GWAC    % MI   FICO      DTI     LTV
-------   --------   ----   ---------------  ---------------     ----    ----   ----      ---     ---
  20%        24%     < 525     165,346.45         0.15%         7.91821        512.11    22.29    76.35
  25%        29%     < 550     153,352.62         0.41%         8.03686        531.03    27.46    72.29
  30%        34%     < 575     162,249.07         1.41%         7.60813        546.75    32.41    77.48
  35%        39%     < 600     167,369.72         3.33%         7.44533        563.65    37.62    78.99
  40%        44%     < 625     181,789.30         8.06%         7.20847        588.47    42.68    81.23
  45%        49%     < 650     173,518.15        13.94%         7.24394        603.74    47.66    82.12
  50%        54%     < 675     191,095.99         6.43%         7.09164        613.13    52.25    83.88
  55%        max     < 700     181,726.06         0.72%         6.91299        629.36    56.59    84.42

DTI Low   DTI High   % SFD  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------   --------   -----  -----  -----------  ----------  ---------  ------------  ----------
  20%        24%     75.53  20.31    100.00        79.29      19.12        1.59         0.00
  25%        29%     94.87   1.60     95.91        73.41       6.19       20.40         0.00
  30%        34%     75.05  15.31     98.23        76.16       8.41       15.43         0.00
  35%        39%     75.31  11.56     96.76        68.16       8.10       23.74         3.78
  40%        44%     74.93  13.01     99.00        67.18      10.02       22.80        15.50
  45%        49%     74.07  12.88     97.22        60.64       9.93       29.42         7.37
  50%        54%     69.10  15.95     92.32        74.03      11.86       14.11         4.05
  55%        max     73.29   7.43     99.14        72.74      19.91        7.35         7.27

LIMITED  AND STATED DOC

                          Wtd Avg        Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC    % MI   FICO      DTI      LTV     % SFD   % PUD
--------  ---------  ---------------  ---------------   ----    ----   ----      ---      ---     -----   -----
  500        524        188,572.78         0.51%       8.05596         513.5    41.56    75.28    86.67    1.74
  525        549        191,782.33         0.76%       7.81475        536.56    40.97    71.63    81.47   10.66
  550        574        233,256.85         1.91%       7.17766        562.15    38.81    75.61    82.34    7.41
  575        599        205,095.14         2.35%       7.16590        588.41    37.70    76.62    78.41   11.51
  600        624        192,397.37         5.56%       7.11069        612.81    39.43    80.00    70.04   13.50
  625        649        187,944.65         9.35%       7.18118        638.32    40.93    81.43    71.71   13.42
  650        674        182,928.48         9.37%       7.12657        661.49    40.31    82.14    70.57   10.99
  675        699        179,401.91         6.26%       7.04503        685.94    40.08    82.54    67.04   12.81
  700        724        173,124.93         4.24%       6.98804        710.73    40.31    82.18    69.30   13.68
  725        749        167,627.44         2.55%       6.95281        736.16    38.12    82.20    57.76   13.72
  750        774        183,932.15         1.34%       7.01725        759.51    40.69    83.51    60.23   20.14
  775        799        182,498.62         0.50%       6.99141        785.15    38.97    80.94    57.82   18.14
  800        max        189,114.91         0.02%       6.52225           801    38.58    81.80     0.00  100.00

FICO Low  FICO High  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  -----------  ----------  ---------  ------------  ----------   ----   ----   ----
  500        524       100.00        0.00       51.98        48.02         0.00     57.92  3.51   4.61
  525        549        96.34        0.00       43.49        56.51         0.00     58.76  3.20   3.21
  550        574        97.45        0.00       29.13        70.87         0.00     58.23  5.18   6.43
  575        599        96.81        0.00       36.75        63.25         4.63     60.99  4.62   6.81
  600        624        94.94        0.00       39.95        60.05        11.37     62.15  4.23   4.23
  625        649        95.22        0.00       23.57        76.43         9.21     61.17  6.08   3.14
  650        674        95.18        0.00       25.63        74.37        15.05     63.34  6.59   3.24
  675        699        91.83        0.00       22.31        77.69        14.11     61.40  6.03   3.88
  700        724        91.79        0.00       17.35        82.65        17.91     61.75  6.75   2.20
  725        749        91.67        0.00       18.60        81.40        14.13     56.21  9.80   3.62
  750        774        88.41        0.00       13.84        86.16        15.36     56.94  4.39   2.16
  775        799        85.45        0.00       10.53        89.47        12.67     58.56  3.29   5.10
  800        max       100.00        0.00        0.00       100.00         0.00    100.00  0.00   0.00

IO LOANS

                          Wtd Avg        Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC    % MI   FICO      DTI      LTV     % SFD   % PUD
--------  ---------  ---------------  ---------------   ----    ----   ----      ---      ---     -----   -----
  500        524
  525        549
  550        574        144,000.00         0.01%       6.25000           557    46.93    80.00     0.00    0.00
  575        599        280,513.51         0.56%       6.54449        588.18    40.00    80.68    84.17    8.99
  600        624        288,758.87         2.43%       6.42561        613.08    39.38    82.18    77.37   12.38
  625        649        298,703.86         3.47%       6.19785        637.75    39.62    81.77    68.94   19.02
  650        674        312,039.39         3.84%       6.10177        661.86    38.52    82.25    70.74   17.23
  675        699        316,761.13         2.79%       5.97641         685.9    39.59    82.55    69.37   12.76
  700        724        320,228.16         1.87%       5.80690        710.21    39.97    79.94    72.26   15.91
  725        749        310,273.37         1.07%       5.55392        735.88    35.42    80.00    61.92   17.98
  750        774        314,911.12         0.90%       5.70770         760.3    37.33    80.24    68.10   14.85
  775        799        263,609.44         0.33%       5.60892        783.64    38.37    80.21    67.80    9.53
  800        max        413,064.10         0.04%       5.06560        802.71    39.80    84.52    54.81    0.00

FICO Low  FICO High  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  -----------  ----------  ---------  ------------  ----------   ----   ----   ----
  500        524
  525        549
  550        574       100.00      100.00        0.00         0.00       100.00      0.00  0.00   0.00
  575        599       100.00       80.59       19.41         0.00       100.00     88.04  0.00   3.01
  600        624       100.00       74.02       22.45         3.53       100.00     76.78  0.95   1.43
  625        649        98.59       75.15       20.70         4.15       100.00     75.08  0.63   4.34
  650        674        99.25       63.29       25.98        10.73       100.00     77.07  0.37   1.68
  675        699        98.01       68.27       18.79        12.94       100.00     77.24  0.36   1.89
  700        724        98.05       59.29       18.27        22.44       100.00     77.69  2.20   2.02
  725        749       100.00       66.37       20.28        13.34       100.00     78.93  2.11   2.72
  750        774        92.10       77.14        8.59        14.26       100.00     86.69  0.00   0.00
  775        799        91.79       80.55       15.56         3.89       100.00     82.56  0.00   5.48
  800        max       100.00      100.00        0.00         0.00       100.00    100.00  0.00   0.00